SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

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                      DWS International Select Equity Fund

Effective February 1, 2008, the following information replaces in its entirety the disclosure in "The Fund's Main Investment Strategy" section of the fund's prospectuses:

The Fund's Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities and US stocks and other equities.





                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

January 14, 2008
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The fund may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the fund will not hold more than 35% of its net assets in securities of emerging markets issuers.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential based typically on a 12-18 month investment horizon. The portfolio manager uses a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy.

The portfolio manager's process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE(R) Index.

As of December 31, 2007, the MSCI EAFE(R) Index had a median market capitalization of approximately $6.2 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager screens for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio manager applies a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the fund may experience a high portfolio turnover rate.





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Other Investments. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure in the market.

In particular, the fund may use futures, currency options and forward currency transactions.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.




January 14, 2008
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               Please Retain This Supplement for Future Reference






January 14, 2008
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